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                                 EXHIBIT 10.13
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         FIRST AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS FIRST AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "First Amendment") is entered into as of the 7th day of June, 1994, by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE DAIWA BANK, LTD. ("Daiwa") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association) ("Texas Commerce") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company") and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement" (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.

                             W I T N E S S E T H :

         WHEREAS, Banks, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993 (the "Credit Agreement"); and

         WHEREAS, Company has requested that Banks modify the revolving credit facility described in the Credit Agreement and agree to certain amendments to the Credit Agreement as set forth hereinbelow; and

         WHEREAS, Banks are willing to consent to such modifications and amendments, subject to the terms and conditions of this First Amendment; and

         WHEREAS, the parties desire to amend the Credit Agreement by this First Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow;

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used in this First Amendment which are defined in the Credit Agreement, as amended by this First Amendment, shall have the same meanings as assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

         2. Representations and Warranties. In order to induce Banks to enter into this First Amendment, Company represents and warrants to Banks that:

                 A. Company, Guarantors and Consolidated Subsidiaries (including without limitation all New Subsidiaries) each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this First Amendment, the Credit Agreement, as amended hereby, and the Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;





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                 B.       Each Affiliate of Company which has executed or shall
execute any Loan Papers (including without limitation Cash America Pawn L.P.
and Cash America Management L.P., Delaware limited partnerships) has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

                 C. Neither the execution and delivery of this First Amendment, nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this First Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

                 D. This First Amendment, the Credit Agreement, as amended hereby, and the Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                 E. As of the date of this First Amendment, and after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default, except for the technical default under Section 8.14(d) of the Credit Agreement referred to in and waived by that certain letter from Administrative Agent (on behalf of Majority Banks) to Company dated May 12, 1994; and

                 F.       Except for the technical default referred to in
Section 2E above, all of the representations and warranties of Company contained in Article 6 of the Credit Agreement, as amended by this First Amendment, are true and correct as of the date hereof.

         3. Conditions Precedent. This First Amendment and the obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

                 A.       First Amendment.         A fully executed original
counterpart of this First Amendment, signed by duly authorized officers of all of the parties hereto;

                 B. First Revolving Credit Notes. A duly executed promissory note (collectively, the "First Revolving Credit Notes" and each, a "First Revolving Credit Note"), drawn to the order of such Bank in the form of Exhibit "A" attached hereto, with appropriate insertions and otherwise complying with the provisions of the Credit Agreement as amended by this First Amendment.

                 C. Second Revolving Credit Notes. A duly executed promissory note (collectively, the "Second Revolving Credit Notes" and each, a "Second Revolving Credit Note"), drawn to the order





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of such Bank in the form of Exhibit "B" attached hereto, with appropriate insertions and otherwise complying with the provisions of the Credit Agreement as amended by this First Amendment.

                 D. Officers' Certificates. A Certificate signed by duly authorized officers of Company and all Guarantors and Consolidated Subsidiaries stating (in their representative capacities, but not in their individual capacities) that (to the best knowledge and belief of such officers, after reasonable investigation and review of matters pertinent to the subject matter of such certificate): except for the technical default referred to in Section 2E above, (i) all of the representations and warranties contained in Article 6 of the Credit Agreement, as amended by this First Amendment, and the other Loan Papers are true and correct as of the date hereof and will be true and correct upon execution and delivery of this First Amendment and all Loan Papers in connection herewith and after giving effect hereto and thereto; (ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of the Credit Agreement, as amended by this First Amendment, and the Loan Papers which constitutes an Event of Default or a Potential Event of Default; and (iii) the Officer Certificates and all attachments thereto (including copies of resolutions, articles of incorporation, partnership agreements and by-laws) which have previously been delivered to Administrative Agent and Banks by Company, Guarantors and Consolidated Subsidiaries and their respective officers are true and correct, have not been altered (except as specifically noted) and are in full force and effect.

                 E. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this First Amendment.

         4. Amendments to Credit Agreement. Effective as of the date of this First Amendment, and subject only to the conditions precedent set forth in
Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

                 A. Section 1.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.06. "Advance" shall mean a First Facility Advance or a Second Facility Advance, as the case may be.

                 B. Section 1.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.09. "Borrowing" shall mean the combined First Facility Advances or Second Facility Advances made by Banks on a single date, or the combined Swing Advances made by NationsBank on a single date, as the case may be.

                 C. Section 1.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.20. "Commitment" shall mean, as to any Bank on any date, the sum of the First Commitment and the Second Commitment of such Bank on such date.

                 D. Section 1.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:





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                          1.21.   "Commitment Fee" shall mean the First
         Commitment Fee and/or the Second Commitment Fee, as the case may be.

                 E. Section 1.89 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.89. "Revolving Credit Loans" shall mean the First Revolving Credit Loans and the Second Revolving Credit Loans.

                 F. Section 1.90 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.90. "Revolving Credit Notes" shall mean the First Revolving Credit Notes and the Second Revolving Credit Notes.

                 G. Section 1.91 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.91. "Revolving Credit Period" shall mean (i) with respect to the First Commitment and the First Revolving Credit Loans, the First Revolving Credit Period, and (ii) with respect to the Second Commitment and the Second Revolving Credit Loans, the Second Revolving Credit Period.

                 H. Section 1.93 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.93. "Scheduled Maturity Date" shall mean (i) with respect to the First Revolving Credit Loans, April 30, 1997, and (ii) with respect to the Second Revolving Credit Loans, June 6, 1995, either of which dates may be extended one or more times by written agreement pursuant to the terms of Section 2.01(b) hereof.

                 I. Section 1.104 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.104. "Termination Date" shall mean the earliest of the following dates: (a) with respect to the First Commitments and the First Revolving Credit Notes, the Scheduled Maturity Date for the First Revolving Credit Loans, (b) with respect to the Second Commitments and the Second Revolving Credit Notes, the Scheduled Maturity Date for the Second Revolving Credit Loans, (c) the date on which Majority Banks terminate Banks' commitments to lend hereunder after the occurrence of an Event of Default, pursuant to Section 10.02, and (d) the date upon which an Event of Default specified in Sections 10.01(f) or 10.01(g) occurs.

                 J. Section 1.105 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          1.105. "Total Commitment" shall mean, on any date, the sum of the Total First Commitment and the Total Second Commitment on such date.





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                 K.       Section 1.106A of the Credit Agreement is hereby
added to the Credit Agreement to immediately follow Section 1.106 of the Credit Agreement and to read as follows:

                          1.106A.   Additional Defined Terms.

                          (a) "Consolidated Funded Debt" shall mean, as of any date, the sum of (i) the principal amount of all interest bearing indebtedness of Company and its Consolidated Subsidiaries, whether current or funded, and whether secured or unsecured, incurred in connection with borrowings evidenced by a note, bond, indenture or similar instrument, plus (ii) all Capital Leases of Company and its Consolidated Subsidiaries, plus (iii) Letter of Credit Liability.

                          (b) "Consolidated Net Worth" shall mean, as of any date, the total shareholder's equity which would appear on a consolidated balance sheet of Company and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP, but specifically excluding all currency translation adjustments (gains and losses).

                          (c) "First Commitment" shall have the meaning assigned to it in Section 2.01 hereof.

                          (d) "First Commitment Fee" shall have the meaning assigned to it in Section 2.01 hereof.

                          (e) "First Facility Advance" shall have the meaning assigned to it in Section 2.01 hereof.

                          (f) "First Revolving Credit Loan" shall have the meaning assigned to it in Section 2.01 hereof.

                          (g) "First Revolving Credit Note" shall mean, with respect to each Bank, the promissory note payable to such Bank referred to in Section 4.01(a) hereof in the form of Exhibit "A" attached to that certain First Amendment to Senior Revolving Credit Facility Agreement dated as of June 7, 1994, by, among others, Company and Banks, executed by Company in favor of such Bank in an original principal amount equal to the amount of such Bank's Percentage of the Total First Commitment, together with any renewals, modifications, extensions and increases thereof.

                          (h) "First Revolving Credit Period" shall have the meaning assigned to it in Section 2.01 hereof.

                          (i) "Second Commitment" shall have the meaning assigned to it in Section 2.01 hereof.

                          (j) "Second Commitment Fee" shall have the meaning assigned to it in Section 2.01 hereof.





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                          (k)     "Second Facility Advance" shall have the
         meaning assigned to it in Section 2.01 hereof.

                          (l) "Second Revolving Credit Loan" shall have the meaning assigned to it in Section 2.01 hereof.

                          (m) "Second Revolving Credit Note" shall mean, with respect to each Bank, the promissory note payable to such Bank referred to in Section 4.01(b) hereof in the form of Exhibit "B" attached to that certain First Amendment to Senior Revolving Credit Facility Agreement dated as of June 7, 1994, by, among others, Company and Banks, executed by Company in favor of such Bank in an original principal amount equal to the amount of such Bank's Percentage of the Total Second Commitment, together with any renewals, modifications, extensions and increases thereof.

                          (n) "Second Revolving Credit Period" shall have the meaning assigned to it in Section 2.01 hereof.

                          (o) "Total First Commitment" shall have the meaning assigned to it in Section 2.01 hereof.

                          (p) "Total Second Commitment" shall have the meaning assigned to it in Section 2.01 hereof.

                 L. Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          2.01.   Revolving Loan Commitments.

                          (a1) Banks and Percentages. Each "Bank" which is a party to this Credit Agreement is named below, and the "Percentage" of each such Bank is set forth opposite its name below:


                                         Bank                                               Percentage
                          -----------------------------------------------------------       ----------
                          NationsBank of Texas, N.A.                                          28.0%

                          First Interstate Bank of Texas, N.A.                                28.0%

                          Bank One, Texas, N.A.                                               24.0%

                          The Daiwa Bank, Ltd.                                                12.0%

                          Texas Commerce Bank National Association (successor by
                           merger to Texas Commerce Bank, National Association)                8.0%
                                                                                             -----
                                                                                             100.0%





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                          (a2)    First Commitments.  Subject to the terms and
         conditions of this Credit Agreement, each Bank severally agrees to extend to Company, during a period commencing on the date hereof and ending on the earlier of (i) the date on which the conditions for termination of the Total First Commitment by Company pursuant to the terms of Section 2.01(c) hereof have been met, or (ii) the Termination Date for the First Commitments (the "First Revolving Credit Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount equaling the product obtained by multiplying, for each Bank, the Total First Commitment times such Bank's Percentage (for each Bank, such amount, as it may be adjusted from time to time in accordance with the terms hereof, is hereinafter referred to as the "First Commitment of such Bank"). Until such revolving lines of credit are terminated in accordance with the terms hereof, the "Total First Commitment" shall be $100,000,000.00 during the First Revolving Credit Period and may be utilized for First Revolving Credit Loans and the issuance of Letters of Credit; provided, however, that the terms and conditions set forth in this Credit Agreement, specifically including without limitation the terms and conditions set forth in subsection (a4) of this Section 2.01, are complied with at all times. According to such terms and conditions and within the limits set forth herein, during the First Revolving Credit Period Company may borrow, repay and reborrow under the Total First Commitment. Each advance made by a Bank under its First Commitment, other than a Swing Advance by NationsBank, is herein called a "First Facility Advance"; the aggregate unpaid principal balance of all First Facility Advances made by a Bank are herein collectively called the "First Revolving Credit Loan" of such Bank; the aggregate unpaid principal balance of all First Facility Advances made by all Banks are herein collectively called the "First Revolving Credit Loans".

                          (a3) Second Commitments. Subject to the terms and conditions of this Credit Agreement, each Bank severally agrees to extend to Company (in addition to the revolving line of credit under the First Commitment of such Bank), during a period commencing on the date hereof and ending on the earlier of (i) the date on which the conditions for termination of the Total Second Commitment by Company pursuant to the terms of Section 2.01(c) hereof have been met, or (ii) the Termination Date for the Second Commitments (the "Second Revolving Credit Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount equaling the product obtained by multiplying, for each Bank, the Total Second Commitment times such Bank's Percentage (for each Bank, such amount, as it may be adjusted from time to time in accordance with the terms hereof, is hereinafter referred to as the "Second Commitment of such Bank"). Until such revolving lines of credit are terminated in accordance with the terms hereof, the "Total Second Commitment" shall be $25,000,000.00 during the Second Revolving Credit Period and may be utilized for Second Revolving Credit Loans and the issuance of Letters of Credit; provided, however, that the terms and conditions set forth in this Credit Agreement, specifically including without limitation the terms and conditions set forth in subsection (a4) of this Section 2.01, are complied with at all times. According to such terms and conditions and within the limits set forth herein, during the Second Revolving Credit Period Company may borrow, repay and reborrow under the Total Second Commitment. Each advance made by a Bank under its Second Commitment, other than a Swing Advance by NationsBank, is herein called a "Second Facility Advance"; the aggregate unpaid principal balance of all Second Facility Advances made by a Bank are herein collectively called the "Second Revolving Credit Loan" of such Bank; the aggregate unpaid principal balance of all Second Facility Advances made by all Banks are herein collectively called the "Second Revolving Credit Loans".





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                          (a4)    Certain Terms and Conditions.  The following
         terms and conditions, together with all other terms and conditions set forth in this Credit Agreement, shall apply to the revolving lines of credit described in subsections (a2) and (a3) above of this Section 2.01: (i) notwithstanding anything to the contrary contained in this Credit Agreement or in any of the Loan Papers, the Total Second Commitment (and the commitment of each Bank to lend under its Second Commitment) shall be subject to the condition that, on the date requested by Company for any Borrowing under the Total Second Commitment, there shall be no availability for such Borrowing under the Total First Commitment, (ii) each Borrowing (excluding a Borrowing comprised solely of a Swing Advance or Swing Advances) shall be funded ratably by Banks in proportion to their respective Percentages. (iii) the aggregate number of unpaid CD Borrowings and Eurodollar Borrowings shall not exceed six (6) at any time, (iv) the respective Commitments of Banks shall be adjusted from time to time in accordance with the terms of Section 3.05 hereof in connection with the issuance of Letters of Credit, (v) Letter of Credit Liability shall not exceed $5,000,000.00 at any one time, (vi) the Commitment of NationsBank may also be utilized for the Swing Loan, provided that the Commitment of NationsBank shall be adjusted from time to time in accordance with the terms of Section 2.02 hereof and the aggregate amount of (A) the First Revolving Credit Loan by NationsBank, (B) the Second Revolving Credit Loan by NationsBank, (C) the Swing Loan, and (D) the product obtained by multiplying the Percentage of NationsBank times Letter of Credit Liability, shall at no time exceed the Commitment of NationsBank, and
         (vii) the outstanding Swing Loan may not exceed $2,000,000.00 at any time and may not exceed $1,000,000.00 for any four (4) consecutive Business Days, and (viii) the aggregate amount of (A) all First Revolving Credit Loans, (B) all Second Revolving Credit Loans, (C) the Swing Loan, and (D) Letter of Credit Liability (such aggregate amount being herein called the "Revolving Credit Balance") shall at no time exceed the Total Commitment.

                          (b) Annual Review of Revolving Loan Commitments. On an annual basis, upon request by Company prior to April 30 of any such year, and after the receipt by Banks of the statements and information required under Section 8.01(b) hereof, Banks and Company shall review the Commitments which are then in effect and, at the time of any such review, Banks and Company may mutually agree in writing to extend any of the Scheduled Maturity Dates which are then in effect for one additional year, provided that Banks shall at no time have any obligation whatsoever to extend any Scheduled Maturity Date.

                          (c) Termination of Commitments. Company shall have the right to terminate the Total First Commitment, the Total Second Commitment or the Total Commitment upon three (3) prior Business Days' written notice to Administrative Agent and full and final payment of the Obligation then outstanding with respect to the portion of the Total Commitment being terminated, after which any further obligation of Company under Section 2.01(d) hereof under the portion of the Total Commitment being terminated shall also terminate.

                          (d)     Commitment Fees.    In addition to the
         Facility Fee, the Letter of Credit Fees and other fees and expenses payable hereunder and in connection herewith, and in addition to the payments provided for in Articles 3 and 4 hereof, (i) during the First Revolving Credit Period, Company shall pay to Administrative Agent, for the account of each Bank, a commitment fee (the "First Commitment Fee") determined at the rate of 0.375% per annum (computed on the basis of the actual number of days elapsed over a year consisting of 365 days), on (A) with respect to each Bank other than NationsBank, the actual daily difference between the sum of (x)





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         the aggregate unpaid balance of the First Revolving Credit Loan of such Bank, plus (y) the product obtained by multiplying the Percentage of such Bank times Letter of Credit Liability, and the First Commitment of such Bank, and (B) with respect to NationsBank, the actual daily difference between the sum of (x) the aggregate unpaid balance of the First Revolving Credit Loan by NationsBank, plus (y) the aggregate unpaid balance of Swing Advances made under the Total First Commitment, plus (z) the product obtained by multiplying the Percentage of NationsBank times Letter of Credit Liability, and the First Commitment of NationsBank, and (ii) during the Second Revolving Credit Period, Company shall pay to Administrative Agent, for the account of each Bank, a commitment fee (the "Second Commitment Fee") determined at the rate of 0.150% per annum (computed on the basis of the actual number of days elapsed over a year consisting of 365 days), on (A) with respect to each Bank other than NationsBank, the actual daily difference between the sum of (x) the aggregate unpaid balance of the Second Revolving Credit Loan of such Bank, plus (y) the product obtained by multiplying the Percentage of such Bank times Letter of Credit Liability, and the Second Commitment of such Bank, and (B) with respect to NationsBank, the actual daily difference between the sum of
         (x) the aggregate unpaid balance of the Second Revolving Credit Loan by NationsBank, plus (y) the aggregate unpaid balance of Swing Advances made under the Total Second Commitment, plus (z) the product obtained by multiplying the Percentage of NationsBank times Letter of Credit Liability, and the Second Commitment of NationsBank. The First Commitment Fee shall accrue from and after the first day of the First Revolving Credit Period and shall be payable in arrears on the last Business Day of each March, June, September and December during the First Revolving Credit Period, and on the Termination Date for the First Commitments. The Second Commitment Fee shall accrue from and after the first day of the Second Revolving Credit Period and shall be payable in arrears on the last Business Day of each March, June, September and December during the Second Revolving Credit Period, and on the Termination Date for the Second Commitments. Company and Banks acknowledge and agree that the First Commitment Fee and the Second Commitment Fee payable hereunder are comprised of bona fide fees that are intended as reasonable compensation to Banks for committing to make funds available to Company as described herein and for no other purpose. The First Commitment Fee, the Second Commitment Fee and, except as otherwise set forth herein, all fees referred to herein shall be payable to Administrative Agent, for the account of each Bank, in federal or other immediately available funds at its office located at 500 West Seventh Street, Fort Worth, Texas 76102, or such other place for payment as may be reasonably designated by Administrative Agent from time to time. All amounts paid by Company under this Section 2.01(d) shall be nonrefundable unless otherwise required herein or under applicable law.

                 M. Clause (A) of Section 2.02 of the Credit Agreement is hereby amended to replace the phrase "Revolving Credit Loan of NationsBank" with the phrase "Revolving Credit Loans of NationsBank".

                 N. Subsection (b) of Section 2.04 of the Credit Agreement is hereby deleted in its entirety.

                 O. Subsection (c) of Section 2.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:





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                          (c)     Rate for Certain First Facility Advances
         During Final Year of First Revolving Credit Period. The unpaid principal of each First Facility Advance which is a CD Advance or a Eurodollar Advance made during the last three hundred sixty (360) days immediately preceding the Scheduled Maturity Date then in effect for the First Revolving Credit Loans shall bear interest from the date of advance until paid at a rate per annum which shall be equal to the lesser of (a) the rate which would otherwise apply under subsection
         (a) of this Section 2.04 plus one-quarter of one percent (0.25%), or
         (b) the Maximum Rate.

                 P. Section 4.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          4.01.   Revolving Credit Notes.

                          (a) First Revolving Credit Notes. The First Facility Advances made by a Bank shall be evidenced by a promissory note (each, as more specifically defined in Article 1 hereof, a "First Revolving Credit Note" and collectively, the "First Revolving Credit Notes") of Company, which First Revolving Credit Note shall (i) be dated June 7, 1994, (ii) be in the principal amount of such Bank's Percentage of the Total First Commitment, (iii) be payable to the order of such Bank at the office of Administrative Agent, (iv) bear interest in accordance with Section 2.04 hereof, and (v) be in the form of Exhibit "A" attached to that certain First Amendment to Senior Revolving Credit Facility Agreement dated as of June 7, 1994, among Company and Banks, with blanks appropriately completed in conformity herewith. Notwithstanding the principal amount of any Bank's First Revolving Credit Note as stated on the face thereof, the amount of principal actually owing on such First Revolving Credit Note at any given time shall be the aggregate of all First Facility Advances theretofore made to Company hereunder, less all payments of principal theretofore actually received hereunder by Administrative Agent for the account of such Bank on the First Revolving Credit Loans. Each Bank is authorized, but is not required, to endorse on the schedule attached to its First Revolving Credit Note appropriate notations evidencing the date and amount of each First Facility Advance as well as the amount of each payment made by Company with respect thereto.

                          (b) Second Revolving Credit Notes. The Second Facility Advances made by a Bank shall be evidenced by a promissory note (each, as more specifically defined in Article 1 hereof, a "Second Revolving Credit Note" and collectively, the "Second Revolving Credit Notes") of Company, which Second Revolving Credit Note shall
         (i) be dated June 7, 1994, (ii) be in the principal amount of such Bank's Percentage of the Total Second Commitment, (iii) be payable to the order of such Bank at the office of Administrative Agent, (iv) bear interest in accordance with Section 2.04 hereof, and (v) be in the form of Exhibit "B" attached to that certain First Amendment to Senior Revolving Credit Facility Agreement dated as of June 7, 1994, among Company and Banks, with blanks appropriately completed in conformity herewith. Notwithstanding the principal amount of any Bank's Second Revolving Credit Note as stated on the face thereof, the amount of principal actually owing on such Second Revolving Credit Note at any given time shall be the aggregate of all Second Facility Advances theretofore made to Company hereunder, less all payments of principal theretofore actually received hereunder by Administrative Agent for the account of such Bank on the Second Revolving Credit Loans. Each Bank is authorized, but is not required, to endorse on the schedule attached to its Second

         Revolving Credit Note appropriate notations evidencing the date and amount of each Second Facility Advance as well as the amount of each payment made by Company with respect thereto.

                 Q. Subsection (a) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (a) Consolidated Indebtedness and Letter of Credit Liability to Consolidated Net Worth. Company shall not permit, as of the last day of each fiscal quarter, the sum of (i) Consolidated Indebtedness plus (ii) Letter of Credit Liability to exceed the product obtained by multiplying the sum of (iii) Consolidated Funded Debt plus (iv) Consolidated Net Worth by 0.50.

                 R. Subsection (c) of Section 8.14 of the Credit Agreement is hereby deleted in its entirety.

                 S. Subsection (d) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (d) Minimum Average Inventory Turnover. Company shall not permit, as of the last day of each fiscal quarter, the ratio of
         (i) cost of goods sold by Company and its Consolidated Subsidiaries for the most recent twelve months to (ii) average monthly inventory of Company and its Consolidated Subsidiaries (based on the sum of the thirteen amounts of fiscal month end inventory balance of Company and its Consolidated Subsidiaries for the most recent thirteen fiscal months of Company, divided by thirteen) to be less than 1.60 to 1.0.

                 T. Clause (vii) of Section 9.03 of the Credit Agreement is hereby deleted and replaced in its entirety with the following clauses (vii) and (viii):

                 (vii) loans to officers of Company and its Subsidiaries not to exceed at any time an aggregate amount of $5,000,000.00, and (viii) any other Investments, which other Investments shall not exceed on any date an aggregate amount equal to the product obtained by multiplying
         (i) Consolidated Tangible Net Worth times (ii) .075 on such date.

         6. Modification, Renewal and Extension of Revolving Credit Notes. Each "Revolving Credit Note" payable to a Bank (or its predecessor) referred to in the Credit Agreement (prior to this First Amendment) dated June 29, 1993, shall be modified (by splitting such Revolving Credit Note into the First Revolving Credit Note payable to such Bank and the Second Revolving Credit Note payable to such Bank), renewed and extended by the promissory notes to be executed by Company and payable to such Bank in accordance with this First Amendment, in the form of Exhibit "A" and Exhibit "B" attached hereto, respectively.

         7. Certain Loan Papers. In order to induce Banks to enter into the Credit Agreement, as amended by this First Amendment, and to extend credit to Company as contemplated thereby, all of the undersigned Guarantors have executed and delivered to Banks the Joint and Several Guaranty and the Subrogation and Contribution Agreement and each of such Guarantors hereby consents to the terms of this First Amendment and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (i) the Joint and Several Guaranty and Joint and Several Subrogation and Contribution Agreement continue in full force and effect, (ii) the "Guaranteed Debt" defined in the Joint and Several

Guaranty refers to, without limitation, all of the Obligation and all indebtedness evidenced by the Notes, (iii) neither the execution of this First Amendment, the Credit Agreement or any Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement, and (iv) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this First Amendment.

         8. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this First Amendment.

         9. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this First Amendment.

         10. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the Loan Papers, or any of the documents referred to herein or therein.

         11. Governing Law. This First Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this First Amendment.

         12. Multiple Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC. and CASH AMERICA OF MISSOURI, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, as a Consolidated Subsidiary, do each acknowledge and approve the Credit Agreement, as amended by this First Amendment, and the Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Joint and Several Guaranty, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated Subsidiaries, Administrative Agent and Issuing Bank have executed this First Amendment as of the day and year first above written.


                                        COMPANY

                                        CASH AMERICA INTERNATIONAL, INC.



                                        By:   /s/ THOMAS A. BESSANT, JR.
                                                  Thomas A. Bessant, Jr.
                                                  Vice President-Finance and
                                                   Treasurer

                    CONSOLIDATED SUBSIDIARIES AND GUARANTORS


CASH AMERICA, INC. OF SOUTH CAROLINA*

FLORIDA CASH AMERICA, INC.*

GEORGIA CASH AMERICA, INC.*

CASH AMERICA, INC. OF LOUISIANA*

CASH AMERICA, INC. OF NORTH CAROLINA*

CASH AMERICA, INC. OF TENNESSEE*

CASH AMERICA, INC. OF OKLAHOMA*

CASH AMERICA, INC. OF KENTUCKY*

CASH AMERICA PAWN, INC. OF OHIO*

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.*

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.*

CASH AMERICA HOLDING, INC.*

EXPRESS CASH INTERNATIONAL CORPORATION

CASH AMERICA, INC. OF ALABAMA*

CASH AMERICA, INC. OF COLORADO*

CASH AMERICA, INC. OF INDIANA*

CASH AMERICA, INC.*

CASH AMERICA OF MISSOURI, INC.*


-----------------------------


 * - By: /s/ THOMAS A. BESSANT
             Thomas A. Bessant, Jr., Vice President

                                        CONSOLIDATED SUBSIDIARY


                                        HARVEY & THOMPSON LIMITED


                                            By: /s/ DALE R. WESTERFELD
                                                    Dale R. Westerfeld, Director

                                     BANKS


NATIONSBANK OF TEXAS, N.A.              TEXAS COMMERCE BANK NATIONAL ASSOCIATION



By: /s/ TODD SHIPLEY                    By:   /s/ MICHAEL BURR
        Todd Shipley                              Michael Burr,
        Vice President                            Senior Vice President


BANK ONE, TEXAS, N.A.                   THE DAIWA BANK, LTD.



By: /s/ MIKE PALMER                     By:   /s/ JAMES T. WANG
        Mike Palmer,                              James T. Wang
        Senior Vice President                     Vice President and Manager


                                        By:   /s/ KIM A. UHLEMANN
                                                  Kim A. Uhlemann
                                                  Vice President


FIRST INTERSTATE BANK OF TEXAS, N.A.



By: /s/ KIMBERLY WHITE
        Kimberly White,
        Banking Officer

                     ADMINISTRATIVE AGENT AND ISSUING BANK

NATIONSBANK OF TEXAS, N.A.


By: /s/ TODD SHIPLEY
        Todd Shipley
        Vice President

         SECOND AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS SECOND AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "Second Amendment") is entered into as of the 21st day of September, 1994, by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE DAIWA BANK, LTD. ("Daiwa") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association) ("Texas Commerce") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company"), and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.

                              W I T N E S S E T H:

         WHEREAS, Banks, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993, as amended by that certain First Amendment to Senior Revolving Credit Facility Agreement, dated as of June 7, 1994 (said Credit Agreement, as amended, the "Credit Agreement"); and

         WHEREAS, Company has requested that Banks agree to certain amendments to the Credit Agreement as set forth hereinbelow; and

         WHEREAS, Banks are willing to consent to such amendments, subject to the terms and conditions of this Second Amendment; and

         WHEREAS, the parties desire to amend the Credit Agreement by this Second Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow;

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used in this Second Amendment which are defined in the Credit Agreement, as amended by this Second Amendment, shall have the same meanings as assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

         2. Representations and Warranties. In order to induce Banks to enter into this Second Amendment, Company represents and warrants to Banks that:

                 A. Company, Guarantors and Consolidated Subsidiaries (including without limitation all New Subsidiaries) each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this Second Amendment, the Credit Agreement, as amended hereby, the Joint and Several Guaranty and the other Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;

                 B. Each Affiliate of Company which has executed or shall execute any Loan Papers (including without limitation Cash America Pawn L.P. and Cash America Management L.P., each a Delaware limited partnership) has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

                 C. Neither the execution and delivery of this Second Amendment, the Joint and Several Guaranty nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this Second Amendment, the Joint and Several Guaranty or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

                 D. This Second Amendment, the Credit Agreement, as amended hereby, the Joint and Several Guaranty and the other Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                 E. As of the date of this Second Amendment, and after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default; and

                 F. All of the representations and warranties of Company contained in Article 6 of the Credit Agreement, as amended by this Second Amendment, are true and correct as of the date hereof.

         3. Conditions Precedent. This Second Amendment and the obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

                 A. Second Amendment. A fully executed original counterpart of this Second Amendment, signed by duly authorized officers of all of the parties hereto;

                 B. Joint and Several Guaranty. A fully executed original counterpart of the Joint and Several Guaranty, signed by duly authorized officers of each Guarantor;

                 C. CAII Pantbelaning AB Loan Agreement. All of the conditions precedent to the initial Advance set forth in Article IV of that certain Loan Agreement, dated as of September 21, 1994, among Nybyggaren 39:375 AB, under name change to CAII Pantbelaning Aktiebolag, certain of the Banks, and NationsBank, as Administrative Lender thereunder shall have been satisfied; and

                 D. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this Second Amendment.

         4. Amendments to Credit Agreement. Effective as of the date of this Second Amendment, and subject only to the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

                 A. Section 1.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.04.  'Adjusted Consolidated Net Cash Flow' shall
                 have the same meaning as Consolidated Net Cash Flow, except in the event that the aggregate Net Cash Flow of all Consolidated Subsidiaries which are not Guarantors as of any calculation date (calculated in the same manner as Consolidated Net Cash
                 Flow) (for purposes of this section only, the "Net Cash Flow" of such Consolidated Subsidiaries) shall exceed ten (10.0%) of the Consolidated Net Cash Flow for such period, then that portion in excess of ten percent (10.0%) of Consolidated Net Cash Flow shall be deducted from the Consolidated Net Cash Flow for such period in order to obtain the Adjusted Consolidated Net Cash Flow for such period."

                 B. Section 1.49 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.49.  'Guarantors' shall mean all Domestic
                 Subsidiaries and all other Persons which, as of any date, shall have executed a Joint and Several Guaranty as of such date."

                 C. The introductory portion of Section 1.54 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.54.  'Interest Period' shall mean, with respect to
                 a Eurodollar Advance or CD Advance, a period commencing (i) on the borrowing date of such Eurodollar Advance or CD Advance made pursuant to Section 2.01 of this Credit Agreement, or
                 (ii) on the Conversion Date pertaining to such Eurodollar Advance or CD Advance, if such Eurodollar Advance or CD Advance is made pursuant to a conversion as described in
                 Section 2.03(c) hereof; or (iii) on the date of borrowing specified in the Request for Borrowing in the case of a rollover to a successive Interest Period, and ending 30, 60, or 90 days thereafter (in the case of a CD Advance), or 14 days or one, two, three, or six months thereafter (in the case of a Eurodollar Advance) as Company shall elect in accordance with Section 2.03(c) of this Credit Agreement; provided, that:"

                 D. Section 1.57 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.57.  'Joint and Several Guaranty' shall mean the
                 unconditional, unlimited guaranty or guaranties of payment of the Obligation, to be executed by all Domestic Subsidiaries, jointly and severally, in favor of Banks in accordance with item (b) of Section 7.01 hereof and Section 8.15 hereof, and all amendments, restatements, supplements thereof and thereto."

                 E. Section 1.73 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.73.  'Obligation' shall mean all present and
                 future indebtedness, obligations, and liabilities of Company or any Subsidiary to Banks, Issuing Bank and any of them, and all renewals and extensions thereof, and any part thereof, including, without limitation, (i) all indebtedness, obligations and liabilities of Company to Banks and Issuing Bank arising pursuant to this Credit Agreement or represented by the Notes, and all interest accruing thereon, including any portion thereof, (ii) all indebtedness, obligations, reimbursement obligations and liabilities of Company to Issuing Bank arising by reason of any extension of credit, issuance or amendment of a Letter of Credit (or payment of any draft drawn thereunder), and (iii) all reasonable attorneys' fees incurred in the enforcement or collection of any and all of the foregoing, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Company or any Subsidiary evidenced or arising pursuant to any of the other Loan Papers, and all renewals and extensions thereof, or part thereof."

                 F. Section 1.82 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.82.  'Private Placement Debt' shall mean the
                 indebtedness of Company (and Guaranty of Domestic Subsidiaries) in the aggregate original principal amount of $30,000,000.00 under its senior notes designated "8.33% Senior Notes Due May 1, 2003", payable in accordance with the terms of such notes and the Note Agreement."

                 G. Section 1.96 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.96.  'Subrogation and Contribution Agreement'
                 shall mean the subrogation and contribution agreement or agreements to be executed by Company and all Domestic Subsidiaries in accordance with item (b) of Section 7.01 hereof and Section 8.15 hereof, and all amendments, restatements and supplements thereof and thereto."

                 H. Section 1.97 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "1.97.  'Subsidiary' of Company means any
                 corporation, partnership, joint venture, trust or estate of which (or in which) 50% or more of:

                                  (a) the outstanding capital stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

                                  (b)      the interest in the capital or
                          profits of such partnership or joint venture, or

                                  (c)      the beneficial interest in such
                          trust or estate,

                 is at the time directly or indirectly owned by Company, by Company and one or more of its Subsidiaries or by one or more of Company's Subsidiaries; provided, however, before Company may form or acquire a Subsidiary which is not a corporation, Company shall provide written notice to the Banks of its intent to form or create such Subsidiary and Banks shall have consented in writing to the formation or creation of such Subsidiary."

                 I. Section 1.103 of the Credit Agreement is hereby amended by (i) deleting the "." at the end thereof and inserting "and" in lieu thereof and (ii) adding the following new clause (ix) thereto to read as follows:

                          "(ix)   with respect to Subsidiaries organized under
                 the laws of Sweden, certificates of deposit and other instruments substantially equivalent to a certificate of deposit maturing within 180 days from the date of acquisition and issued by a bank or trust company organized and located in the Sweden having an IBCA rating on long term debt of A+ or better."

                 J. Section 1.106B of the Credit Agreement is hereby added to the Credit Agreement immediately following Section 1.106A of the Credit Agreement to read as follows:

                          "1.106B.         Additional Defined Terms.

                                  (a)      "CAII Pantbelaning AB Loan
                          Agreement" shall mean that certain Loan Agreement, dated as of September 21, 1994, among Nybyggaren 39:375 AB, under name change to CAII Pantbelaning Aktiebolag, a Swedish joint stock company and wholly-owned Subsidiary of Borrower, the lenders party thereto and NationsBank of Texas, National Association, as Administrative Lender, as amended, modified, supplemented or restated from time to time.

                                  (b) "Domestic Subsidiary" shall mean any Subsidiary of Company which is not a Foreign Subsidiary.

                                  (c) "Foreign Subsidiary" shall mean CAII Pantbelaning AB, a Swedish joint stock company, Svensk Pantbelaning AB, a Swedish joint stock company, Harvey & Thompson, and, in addition, any Subsidiary acquired, incorporated or otherwise established by Company or any other Subsidiary which is organized under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia.

                                  (d)      "Hjelm Acquisition" shall mean the
                          acquisition by CAII Pantbelaning AB of all authorized, issued and outstanding shares of Thomas Hjelm AB, a Swedish joint stock company, pursuant to the terms of that certain Share Purchase Agreement, dated as of September 22, 1994, between CAII Pantbelaning AB and Erik Thomas Hjelm.

                                  (e)      "SEK" shall mean the legal currency
                          of Sweden."

                 K. Section 4.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                  "4.05.   Payment of Interest.  Interest on
                          the unpaid principal amount of each Prime Advance shall be payable quarterly as it accrues on the last Business Day of each March, June, September and December during the Revolving Credit Period and on the Termination Date. Interest on the unpaid principal amount of each Eurodollar Advance and CD Advance shall be payable as it accrues on the last day of the Interest Period with respect thereto; provided, however, if such Interest Period has a duration of more than three months with respect to a Eurodollar Advance or 90 days with respect to a CD Advance, interest shall also be payable on each day that occurs during such Interest Period every three months with respect to a Eurodollar Advance and every 90 days with respect to a CD Advance from the first day of such Interest Period."

                 L. Section 6.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "6.20.  Subsidiaries; Trade Names.  Except for
                 Consolidated Subsidiaries and any New Subsidiaries of which Company has notified Banks in writing with respect thereto (which New Subsidiaries, if a Domestic Subsidiary, shall strictly comply with Section 8.15 hereof), Company has not formed, created or acquired any Subsidiary. All trade names used by any of the Company and/or Subsidiaries have been provided in writing to Banks, and assumed name certificates have been duly filed of record with appropriate Governmental Authorities for each of such trade names."

                 M. Subsection (a) of Section 8.14 of the Credit Agreement is hereby amended by amending the title thereto to read as follows:

                          "(a)    Consolidated Indebtedness and Letter of
                 Credit Liability to Consolidated Funded Debt plus Consolidated Net Worth."

                 N. Subsection (e) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "(e)    Restricted Payments.  Company will not, and
                 will not permit any Subsidiary to, (i) declare or make any Dividends, (ii) purchase, redeem or acquire for value any of Company's or any Subsidiary's Stock (iii) make any principal payment on (or make any payment, transfer or deposit for the purpose of canceling, extinguishing, satisfying or defeasing) any indebtedness of Company which is subordinate in right of payment to the Notes or any of the Obligation, (iv) set aside funds for any such purposes or (v) become liable to do any of the foregoing (in each case, a "Restricted Payment") unless, on the effective date thereof (and immediately after giving effect thereto), (A) no Event of Default or Potential Event of Default shall exist and (B) the aggregate amount of all

                 Restricted Payments made by Company and all Subsidiaries since May 1, 1993 does not exceed twenty percent (20.0%) of Consolidated Adjusted Net Income for the period commencing on January 1, 1992 and ending on such effective date.

                          Notwithstanding the foregoing provisions of this
                 Section 8.14(e), Company may, so long as no Event of Default or Potential Event of Default shall be in existence or shall result therefrom, purchase, redeem or acquire shares of Company's Stock to the extent of the net cash proceeds received by Company during the immediately preceding 18-month period from the sale of other shares of Company's Stock, in which event both the receipt and expenditure of such proceeds shall be excluded from any calculation under the immediately preceding paragraph above. Nothing in this Section 8.14(e) shall prohibit any (i) Subsidiary from making any Restricted Payment to the Company or any wholly-owned Subsidiary which has executed a Joint and Several Guaranty or (ii) Svensk Pantbelaning AB from making any Restricted Payment to CAII Pantbelaning AB, and no such Restricted Payment in either case shall be taken into account in any calculation under the immediately preceding paragraph above."

                 O. Subsection (g) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "(g)    Certain Consolidated Indebtedness and Letter
                 of Credit Liability to Adjusted Consolidated Net Cash Flow. Company shall not permit, as of the end of fiscal quarters of Company indicated below, the ratio of (i) the sum of (A) outstanding unpaid indebtedness under the Notes, plus (B) the outstanding Private Placement Debt, plus (C) Letter of Credit Liability, plus (D) outstanding unpaid indebtedness under the CAII Pantbelaning AB Loan Agreement, each as of the end of such fiscal quarter, to (ii) Adjusted Consolidated Net Cash Flow for the most recent four (4) fiscal quarters of Company to be greater than (A) 4.50 to 1.0 as of the last fiscal quarter of each fiscal year-end of Company or (B) 5.00 to 1.0 as of any other fiscal quarter of Company."

                 P. Section 8.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "8.15.  New Subsidiaries.  Company has advised Banks
                 that Company intends to form new, wholly owned Subsidiaries (each a "New Subsidiary"), after the date hereof. Promptly upon the formation or creation of any New Subsidiary which is a Domestic Subsidiary and prior to the consummation of any business by any such New Subsidiary, Company shall cause such New Subsidiary to execute and deliver to Administrative Agent, for each Bank, a Joint and Several Guaranty and a Subrogation and Contribution Agreement and related corporate and authorizing documents and to furnish opinions and such other items as

                 Majority Banks may reasonably request which are satisfactory to Majority Banks."

                 Q. Section 9.01 of the Credit Agreement is hereby amended by amending clauses (vi), (x), (xii) and (xiii) thereof to read as follows:

                          "(vi)   intercompany loans and advances, provided
                 that the aggregate amount of outstanding loans and advances made after March 31, 1993 by Company and Subsidiaries to or in Persons located or doing substantially all of their business outside of the United States (including, without limitation, any Foreign Subsidiary), together with Investments made pursuant to Section 9.03(iii) hereof, Investments made pursuant to Section 9.03(x) hereof which are outside the United States and acquisitions made pursuant to Section 9.09(ii)(A)(y) hereof, shall not exceed $5,000,000.00 at any time,

                          (x) indebtedness of Harvey & Thompson under an unsecured line of credit not to exceed 5,000,000.00 British Pounds Sterling in aggregate principal amount,

                          (xii) existing indebtedness of Express Cash International Corporation in respect of Capital Leases permitted under the terms of the Note Agreement, and

                          (xiii) indebtedness outstanding in respect of the CAII Pantbelaning AB Loan Agreement not to exceed SEK 193,750,000.00 in aggregate principal amount."

                 R. Section 9.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "9.03.  Limitation on Investments, Company will not,
                 and will not permit any of Subsidiaries to, make or have outstanding any Investments in or to any Person, except for
                 (i) pawn transactions and pawn loans in the ordinary course of its day to day business, (ii) ownership of Stock of Subsidiaries which have executed a Joint and Several Guaranty,
                 (iii) ownership of Stock of Foreign Subsidiaries, provided that the aggregate amount of such Investments, together with loans and advances permitted under Section 9.01(vi) hereof, acquisitions made pursuant to Section 9.09(ii)(A)(y) hereof, and Investments made pursuant to Section 9.03(x) hereof which are outside the United States, shall not exceed $5,000,000 at any time, (iv) Temporary Cash Investments and such other "cash equivalent" investments as Majority Banks may from time to time approve, (v) other Investments permitted under Section
                 9.09 hereof, (vi) Investments for the purchase of real estate made after July 1, 1993, provided that such Investments shall only be for the purpose of operating pawnshops and provided further that the cumulative amount of such Investments shall not exceed

                 $5,000,000.00, (vii) loans to officers of Company and its Subsidiaries not to exceed at any time an aggregate amount of $5,000,000, (viii) the Hjelm Acquisition, (ix) any other investments previously made in or to any Person as reflected on the December 31, 1992 financial statements referred to in
                 Section 6.06 hereof, provided that no further Investments (whether by loan or purchase or otherwise) shall be made in or to such Person except as permitted elsewhere herein, and (x) any other Investments which other Investments shall not exceed on any date an aggregate amount equal to the product obtained by multiplying (i) Consolidated Tangible Net Worth times (ii) .075 on such date."

                 S. Section 9.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "9.09.  Liquidation, Mergers, Consolidations,
                 Acquisitions and Dispositions of Substantial Assets. Company will not, and will not permit any of Subsidiaries to, (i) dissolve or liquidate, (ii) become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or Stock, bonds or other investment securities of any Person, except for (A) such acquisitions by Company or any Subsidiary only with respect to existing lines of business of Company and Subsidiaries as of December 31, 1992, where Company or any Subsidiary becomes the owner of assets or stock of such other Person, provided that
                 (x) acquisitions of real estate after the date hereof shall only be for the purpose of operating pawnshops and shall be subject to the provisions of Section 9.03(vi) hereof, (y) such acquisitions outside the United States shall be permitted only to the extent that the aggregate amount of such acquisitions made after July 1, 1993 by Company and Subsidiaries of or in Persons located or doing business outside the United States, together with loans and advances permitted under Section 9.01(vi) hereof, Investments made pursuant to Section 9.03(iii) hereof, and Investments made pursuant to Section 9.03(x) hereof which are outside the United States, is less than $5,000,000.00 at any time, and (z) the amount of any such acquisition within the United States (whether involving assets, stock, or both assets and stock) made after July 1, 1993 shall not exceed $20,000,000.00, (B) acquisitions of operating assets located in the United States in the ordinary course of business with respect to the existing lines of business of Company and Subsidiaries as of December 31, 1992, and (C) the Hjelm Acquisition, or (iii) sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets or business, provided, however, that the foregoing shall not operate to prevent mergers or consolidations of any wholly owned Subsidiary into Company or into a Guarantor or a sale, transfer or lease of assets by any wholly owned Subsidiary to Company or to a Guarantor."

                 T. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "9.14.  No New Subsidiaries.  Neither Company nor any
                 Subsidiary shall create or form any Subsidiary other than New Subsidiaries of which Company shall have notified Banks in writing and which, if a New Subsidiary is a Domestic Subsidiary, such New Subsidiary strictly complies with Section
                 8.15 hereof."

                 U. Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the "or" at the end of Section 10.01(h) thereof, (ii) deleting the "." at the end of Section 10.01(i) and inserting "; or" in lieu thereof and (iii) adding the following new Section 10.01(j) thereto to read as follows:

                          "(j)    an "Event of Default" as defined in the CAII
                 Pantbelaning AB Loan Agreement shall occur."

         5. Certain Loan Papers. Each of the undersigned Guarantors hereby consents to the terms of this Second Amendment, the Joint and Several Guaranty and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (i) Joint and Several Subrogation and Contribution Agreement continue in full force and effect, except as provided in
Section 5.01 of the Joint and Several Guaranty, (ii) neither the execution of this Second Amendment, the Credit Agreement, the Joint and Several Guaranty or any other Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement, and (iii) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Second Amendment.

         6. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this Second Amendment.

         7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Second Amendment.

         8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the Loan Papers, or any of the documents referred to herein or therein.

         9. Governing Law. This Second Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Second Amendment.

         10. Multiple Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC. and CASH AMERICA OF MISSOURI, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, CAII PANTBELANING AB and SVENSK PANTBELANING AB, as Consolidated Subsidiaries, do each acknowledge and approve the Credit Agreement, as amended by this Second Amendment, and the Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Joint and Several Guaranty, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated Subsidiaries, Administrative Agent and Issuing Bank have executed this Second Amendment as of the day and year first above written.

                                        COMPANY

                                        CASH AMERICA INTERNATIONAL, INC.



                                        By: /s/ THOMAS A BESSANT, JR.
                                                Thomas A. Bessant, Jr.
                                                Vice President-Finance and
                                                 Treasurer

                                   GUARANTORS

CASH AMERICA, INC. OF SOUTH CAROLINA

FLORIDA CASH AMERICA, INC.

GEORGIA CASH AMERICA, INC.

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA HOLDING, INC.

EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC.

CASH AMERICA OF MISSOURI, INC.



By: /s/ THOMAS A. BESSANT, JR.
        Thomas A. Bessant, Jr. Vice President for All

                                        CONSOLIDATED SUBSIDIARIES

                                        HARVEY & THOMPSON LIMITED



                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director


                                        SVENSK PANTBELANING AB



                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director

                                        CONSOLIDATED SUBSIDIARIES

                                        NYBYGGAREN 39:375 AB



                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director





                                    - 15A -

                                        CONSOLIDATED SUBSIDIARIES

                                        CAII PANTBELANING AKTIEBOLAG



                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director





                                    - 15A -

                                          BANKS

                                          NATIONSBANK OF TEXAS, N.A.



                                          By: /s/ TODD SHIPLEY
                                                  Todd Shipley
                                                  Vice President


                                          TEXAS COMMERCE BANK NATIONAL
                                          ASSOCIATION



                                          By: /s/ MICHAEL BURR
                                                  Michael Burr
                                                  Senior Vice President


                                          BANK ONE, TEXAS, N.A.



                                          By: /s/ MIKE PALMER
                                                  Mike Palmer
                                                  Senior Vice President


                                          THE DAIWA BANK, LTD.



                                          By: /s/ KIRK L. STITES
                                                  Kirk L. Stites
                                                  Vice President



                                          By: /s/ JAMES T. WANG
                                                  James T. Wang
                                                  Vice President and Manager

                                        FIRST INTERSTATE BANK OF TEXAS,
                                        N.A.



                                        By: /s/ KIMBERLY WHITE
                                                Kimberly White
                                                Banking Officer

                     ADMINISTRATIVE AGENT AND ISSUING BANK


                                        NATIONSBANK OF TEXAS, N.A.



                                        By: /s/ TODD SHIPLEY
                                                Todd Shipley
                                                Vice President

        THIRD AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS THIRD AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "Third Amendment") is entered into as of March 10, 1995, by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE DAIWA BANK, LIMITED ("Daiwa") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association) ("Texas Commerce") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company"), and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement" (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.


                                  BACKGROUND.

         Banks, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993, as amended by the First Amendment to Senior Revolving Credit Facility Agreement, dated as of June 7, 1994 and the Second Amendment to Senior Revolving Credit Facility Agreement, dated as of September 21, 1994 (said Credit Agreement, as amended, the "Credit Agreement"). Company has requested that Banks agree to certain amendments to the Credit Agreement as set forth in this Third Amendment. Banks are willing to consent to such amendments, subject to the terms and conditions of this Third Amendment. The parties desire to amend the Credit Agreement by this Third Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow.


                                   AGREEMENT.

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used in this Third Amendment which are defined in the Credit Agreement, as amended by this Third Amendment, shall have the same meanings as assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

         2. Representations and Warranties. In order to induce Banks to enter into this Third Amendment, Company represents and warrants to Banks that:

                 A. Company, Guarantors and Consolidated Subsidiaries (including without limitation all New Subsidiaries) each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this Third Amendment, the Credit Agreement, as amended hereby and the other Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;

                 B. Each Affiliate of Company which has executed or shall execute any Loan Papers (including without limitation Cash America Pawn L.P. and Cash America Management L.P., each a Delaware limited partnership) has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

                 C. Neither the execution and delivery of this Third Amendment nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this Third Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

                 D. This Third Amendment, the Credit Agreement, as amended hereby, and the other Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                 E. As of the date of this Third Amendment, and after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default; and

                 F. All of the representations and warranties of Company contained in Article 6 of the Credit Agreement, as amended by this Third Amendment, are true and correct as of the date hereof.

         3. Conditions Precedent. This Third Amendment and the obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

                 A. Third Amendment. A fully executed original counterpart of this Third Amendment, signed by duly authorized officers of all of the parties hereto;

                 B. Authorization. A fully executed original officer's certificate and resolutions of Cash America Holding, Inc., in the form of Exhibit A;

                 C. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this Third Amendment.

         4. Amendments to Credit Agreement. Effective as of the date of this Third Amendment, and subject only to the conditions precedent set forth in
Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

                 A. Section 1.04 of the Credit Agreement is deleted in its entirety and the following is substituted, in lieu thereof:

                          1.04. Adjusted Consolidated Net Cash Flow shall have the same meaning as Consolidated Net Cash Flow, except in the event that the aggregate Net Cash Flow of all Consolidated Subsidiaries which are not Guarantors as of any calculation date (calculated in the same manner as Consolidated Net Cash
                 Flow) (for purposes of this Section 1.04 only, the "Net Cash Flow" of such Consolidated Subsidiaries) shall exceed (i) with respect to any calculation date occurring on or before September 30, 1994, ten percent (10.0%) of the Consolidated Net Cash Flow for such period and (ii) with respect to any calculation date occurring on or after October 1, 1994, fifteen percent (15.0%) of the Consolidated Net Cash Flow for such period, then that portion in excess of (i) ten percent (10.0%) (with respect to calculation dates occurring on or before September 30, 1994) or fifteen percent (15.0%) (with respect to calculation dates occurring on or after October 1,
                 1994) of Consolidated Net Cash Flow shall be deducted from the Consolidated Net Cash Flow for such period in order to obtain the Adjusted Consolidated Net Cash Flow for such period.

                 B. Section 8.14(f) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                          (f) Minimum Fixed Charge Coverage. Company shall not permit, as of the end of any fiscal quarter of Company the ratio of (i) the sum of Consolidated Adjusted Net Income for the most recent four (4) fiscal quarters of Company plus the taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income for such four (4) fiscal quarters, to (ii) such rents, leases and interest expenses so deducted for such four (4) quarters, to be less than (A) with respect to each fiscal quarter ended on or before September 30, 1994, 2.50 to 1.0, (B) with respect to each fiscal quarter ended on December 31, 1994 and through December 31, 1995, 1.80 to 1.0, (C) with respect to each fiscal quarter ended on March 31, 1996 and through December 31, 1996, 1.85 to 1.0, and (D) with respect to each fiscal quarter ended on and after March 31, 1997, 1.90 to 1.0.

         5. Certain Loan Papers. Each of the undersigned Guarantors hereby consents to the terms of this Third Amendment and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (a) the Joint and Several Guaranty and the Subrogation and Contribution Agreement continue in full force and effect, except as provided in Section 5.01 of the Joint and Several Guaranty, (b) neither the execution of this Third Amendment or any other Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement, and (c) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Third Amendment.

         6. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this Third Amendment.

         7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Third Amendment.

         8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the Loan Papers, or any of the documents referred to herein or therein.

         9. Governing Law. This Third Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Third Amendment.

         10. Multiple Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC. and CASH AMERICA OF MISSOURI, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, CAII PANTBELANING AKTIEBOLAG and SVENSK PANTBELANING AB, as Consolidated Subsidiaries, do each acknowledge and approve the Credit Agreement, as amended by this Third Amendment, and the Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                     - 5 -

         IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated Subsidiaries, Administrative Agent and Issuing Bank have executed this Third Amendment as of the day and year first above written.

                                        COMPANY


                                        CASH AMERICA INTERNATIONAL, INC.


                                        By:     /s/ THOMAS A. BESSANT, JR.
                                                Thomas A. Bessant, Jr.
                                                Vice President-Finance and
                                                 Treasurer



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                                    - 6 -

                                   GUARANTORS

CASH AMERICA, INC. OF SOUTH CAROLINA

FLORIDA CASH AMERICA, INC.

GEORGIA CASH AMERICA, INC.

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA HOLDING, INC.

EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC.

CASH AMERICA OF MISSOURI, INC.


By: /s/ THOMAS A. BESSANT, JR.
        Thomas A. Bessant, Jr. Vice President for All

                                        CONSOLIDATED SUBSIDIARIES


                                        HARVEY & THOMPSON LIMITED


                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director


                                        SVENSK PANTBELANING AB


                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director


                                        CAII PANTBELANING AKTIEBOLAG


                                        By: /s/ DANIEL R. FEEHAN
                                                Daniel R. Feehan, Director

                                        BANKS


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ TODD SHIPLEY
                                                Todd Shipley
                                                Senior Vice President


                                        FIRST INTERSTATE BANK OF TEXAS,
                                        N.A.


                                        By: /s/ KIMBERLY WHITE
                                                Kimberly White
                                                Banking Officer


                                        BANK ONE, TEXAS, N.A.


                                        By: /s/ BARRY KROMANN
                                                Barry Kromann
                                                Vice President


                                        THE DAIWA BANK, LIMITED


                                        By: /s/ KIRK L. STITES
                                                Kirk L. Stites
                                                Vice President


                                        By: /s/ JAMES T. WANG
                                                James T. Wang
                                                Vice President and Manager

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION


                                        By: /s/ MICHAEL BURR
                                                Michael Burr
                                                Senior Vice President


                                        ADMINISTRATIVE AGENT AND ISSUING BANK


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ TODD SHIPLEY
                                                Todd Shipley
                                                Senior Vice President





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